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                                                                    EXHIBIT 10.2


         THIS WARRANT HAS BEEN, AND THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF WILL BE, ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND OF THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA SECURITIES ACT"). THE WARRANT SHARES ARE RESTRICTED SECURITIES. SUCH RESTRICTED SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE GEORGIA SECURITIES ACT, AND (II) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, THE GEORGIA SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.


                                STUPID PC, INC.
                             STOCK PURCHASE WARRANT


                                  COMMON STOCK

Warrant No. ______
Original Issue Date:  May 14, 1999                                 50,000 shares

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, GERALD SULLIVAN, a resident of the State of Georgia or assigns (the "Holder"), shall be entitled, subject to the terms and conditions hereof, any time or from time to time on or after the Original Issue Date until 5:00 p.m., Eastern Time, on the tenth (10th) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to FIFTY THOUSAND (50,000) shares of Common Stock of STUPID PC, INC. a Georgia corporation (the "Company"), for the price per share of THREE DOLLARS ($3.00) (the "Exercise Price"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The shares of Common Stock issuable from time to time upon exercise hereof are sometimes referred to herein as the "Warrant Shares."

         This Warrant is subject to the following additional terms and conditions:

         SECTION 1. TIME OF EXERCISE. This warrant is exercisable at any time within ten years from the date of its issue

         SECTION 2.        MANNER OF EXERCISE.

                (a) Subject to Section 1 above, this Warrant may, at the option of the Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 330 8th Street Atlanta, Georgia 30309, Attention: President, or to any transfer agent for the Common Stock, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price MULTIPLIED BY the number of Warrant Shares specified in the Exercise Notice, AND (iii) this Warrant (the items specified in (i), (ii), and
         (iii) are collectively the "Exercise Materials").


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                (b)        Upon timely receipt of the Exercise Materials, the
         Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise hereof, except that, if the date on which the Exercise Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise hereof shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

         SECTION 3.        ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.
The Exercise Price and the number of Warrant Shares issuable upon exercise hereof shall be subject to adjustment from time to time in accordance with the following provisions:

                (a) If the Company shall at any time subdivide the outstanding shares of its Common Stock (including any stock split which increases the number of shares outstanding), the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock (including any stock split which reduces the number of shares outstanding), the Exercise Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

                (b) If the Company shall issue any shares of Common Stock as a dividend, from and after the date which is the record date for the determination of shareholders entitled to such dividend, the number of Warrant Shares issuable upon exercise of this Warrant shall be increased to a number which is the product of (i) the Warrant
         Shares issuable upon exercise hereof immediately prior to said record date MULTIPLIED BY (ii) a fraction, the numerator of which is the sum of the total number of shares of Common Stock outstanding immediately prior to said record date (assuming the exercise of all outstanding options, warrants, and rights to purchase Common Stock and the conversion into or exchange for Common Stock of all outstanding convertible or exchangeable securities) PLUS the number of shares of Common Stock issued as a dividend, and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to said record date (assuming the exercise of all outstanding options, warrants, and rights to purchase Common Stock and the conversion into or exchange for Common Stock of all outstanding convertible or exchangeable securities).


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         SECTION 4.        REORGANIZATION, RECLASSIFICATION, CONSOLIDATION OR
MERGER. If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in Section 3(a) above), or any consolidation, share exchange, or merger of the Company with another corporation, the holder of this Warrant shall thereafter be entitled to receive, during the term hereof and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation, share exchange, or merger, as the case may be, to which a holder of the Common Stock of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification, consolidation, share exchange, or merger if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation, share exchange, or merger; and in any such case, appropriate adjustment (as determined by agreement of the registered holder and the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant to the end that the provisions set forth herein (including the adjustment of the Exercise Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof.

         SECTION 5. NOTICE OF ADJUSTMENTS. Upon any adjustment of the Default or Exercise Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days after any such adjustment, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Default or Exercise Price as adjusted and the increased or decreased number of shares issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         SECTION 6. CHARGES, TAXES AND EXPENSES. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to the Holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which shall be paid by the Company. Certificates evidencing the Common Stock issued upon exercise hereof shall be issued in the name of, or in such name or names as may be directed by, the Holder of this Warrant; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof in person or by an attorney duly authorized in writing, and the holder shall pay all stock transfer taxes, if any, payable upon the transfer of this Warrant.

         SECTION 7.        CERTAIN OBLIGATIONS OF THE COMPANY.

                (a) The Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are issuable upon exercise of this Warrant above the then prevailing Exercise Price hereunder and that, before taking any action which would cause an adjustment reducing the Exercise Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non assessable shares of Common Stock at the Exercise Price as so adjusted.


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                (b)        Commencing with the initial public offering, the
         Holder shall be entitled to two (2) piggy back registrations until all shares of Common Stock issued or issuable upon the exercise of this Warrant have been registered. The Company agrees to give the registered Holder of this Warrant notice of its intent to file a registration statement with the Securities and Exchange Commission relating to any equity securities of the Company at least 45 days prior to the date of filing with the Securities and Exchange Commission of any such registration statement, and to include in such registration statement all shares of Common Stock issuable upon exercise hereof which Holder requests be included in such registration. Holder will bear customary selling expenses such as underwriter's discount and commissions and the Company will bear all other costs associated with the registration and sale of the shares included in such registration.

         SECTION 8.        MISCELLANEOUS.

                (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

                (b) This Warrant is not cancelable by the Company. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder hereof and of the Common Stock issued or issuable upon the exercise hereof. The provisions of Section 7(b) shall survive the exercise of this Warrant, until all shares of Common Stock issued upon the exercise hereof have been registered or are tradable under Rule 144.

                (c) No holder of this Warrant, as such, shall be entitled to vote or receive dividends (except as provided in paragraph 3(a) hereof) or be deemed to be a stockholder of the Company for any purpose.

                (d) This Warrant may be divided into separate Warrants covering one Warrant Share or any whole multiple thereof, for the total number of Warrant Shares then issuable upon exercise of this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered Holder stated herein.

                (e) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                (f) Notwithstanding any provision herein to the contrary, the Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment does not violate the Securities Act of 1933 or applicable state securities laws.


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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereto.


                                             STUPID PC, INC.


                                             By:/s/ Bart Brannon
                                                ----------------
                                                Bart Brannon, President


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                                   ASSIGNMENT



         (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto _____________________________________________________________ the
foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of STUPID PC, INC. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

         Holder:


         -----------------------------

         Address:


         -----------------------------

         Dated:__________________, 19__



         In the presence of:


         -----------------------------


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                           FORM OF NOTICE OF EXERCISE


         [To be signed only upon exercise of Warrant]

To:      STUPID PC, INC.

         The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, ___________ shares of Common Stock of STUPID PC, INC. issuable upon exercise of said Warrant and hereby surrenders said Warrant and delivers to STUPID PC, Inc., $_________ representing the Purchase Price for such shares. The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is ________________________ and social security or tax identification number is
______________.

         Signed:
                ----------------------------

         Dated:
               -----------------------------


                                     NOTICE

         The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


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